-------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
-------------------------------------------------------------------------------

           (Logo)
     NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)

-------------------------------------------------------------------------------
                                                                     New England
                                                             Capital Growth Fund

                                                             [graphic omitted]

December 31, 1996

                                                                   February 1997
-------------------------------------------------------------------------------

Dear New England Funds Shareholder,

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may, depending on your financial goals and needs, also benefit from investing in various types of bond funds, and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,


/s/Henry L.P. Schmelzer
-----------------------
Henry L.P. Schmelzer, President

For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

--------------------------------------------------------------------------------
                         NEW ENGLAND CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING
--------------------------------------------------------------------------------

---------------------    For two years running we're proud to announce that
        [Logo]           DALBAR, an independent evaluator of mutual fund
        QUALITY          service, has awarded New England Funds its Quality
    TESTED SERVICE       Tested Service Seal for "providing the highest
         1996            tier of service excellence in the mutual fund
---------------------    industry." New England Funds is one of just three
        DALBAR           mutual fund companies to earn this distinction in
HONORS COMMITMENT TO:    each of the last two years -- another reason why
      INVESTORS          we are becoming known as the mutual fund company
---------------------    Where The Best Minds Meet(TM).

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
-------------------------------------------------------------------------------

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

-------------------------------------------------------------------------------
                         NEW ENGLAND CAPITAL GROWTH FUND
-------------------------------------------------------------------------------

[A chart in the form of a line graph appears here illustrating a $10,000 investment in the Fund since inception 8/3/92, compared to the S&P Index over the same period. The data for this chart are as follows:]

                     A $10,000 INVESTMENT IN CLASS A SHARES

DATE             NAV        POP       S&P
----          ---------  ---------  ---------
8/3/92        $10,000     $ 9,425    $10,000
12/31/92      $11,491     $10,830    $10,422
12/31/93      $12,398     $11,685    $11,470
12/31/94      $12,194     $11,493    $11,626
12/31/95      $15,937     $15,020    $15,979
12/31/96      $18,654     $17,581    $19,639


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

-------------------------------------------------------------------------------
                  YOUR FUND'S FIVE LARGEST INVESTMENTS 12/31/96
-------------------------------------------------------------------------------

                                                                    PERCENTAGE
     COMPANY                                                         OF ASSETS
-------------------------------------------------------------------------------
  1. GENERAL ELECTRIC CO. CONSUMER/INDUSTRIAL PRODUCTION, BROADCAST      2.56%
-------------------------------------------------------------------------------
  2. MERCK & CO. DRUGS AND HEALTHCARE                                    2.39%
-------------------------------------------------------------------------------
  3. ANADARKO PETROLEUM CORP. OIL AND GAS DEVELOPERS AND PRODUCERS       2.17%
-------------------------------------------------------------------------------
  4. MICROSOFT CORP. COMPUTER SOFTWARE                                   2.17%
-------------------------------------------------------------------------------
  5. FISERV, INC. BUSINESS SERVICES                                      2.06%
-------------------------------------------------------------------------------

Portfolio holdings subject to change.

-------------------------------------------------------------------------------
                         NEW ENGLAND CAPITAL GROWTH FUND
-------------------------------------------------------------------------------

                                           AVERAGE ANNUAL TOTAL RETURNS 12/31/96
-------------------------------------------------------------------------------
  CLASS A (INCEPTION 8/3/92)  1 YEAR            3 YEAR      SINCE INCEPTION

 NET ASSET VALUE(1)           17.05%            14.61%          15.20%
 WITH MAX. SALES CHARGE(2)    10.34             12.37           13.67
 LIPPER GROWTH AVERAGE(5)     19.22             15.36           15.19

-------------------------------------------------------------------------------
  CLASS B (INCEPTION 9/13/93) 1 YEAR            3 YEAR      SINCE INCEPTION

 NET ASSET VALUE(1)           16.17%            13.77%          13.66%
 WITH CDSC(3)                 12.11             12.97           13.18
 STANDARD & POOR'S 500(4)     22.90             19.63           18.40
 LIPPER GROWTH AVERAGE(5)     19.22             15.36             N/A

-------------------------------------------------------------------------------
 CLASS C (INCEPTION 12/30/94) 1 YEAR        SINCE INCEPTION

 NET ASSET VALUE(1)           16.24%            22.77%
 STANDARD & POOR'S 500(4)     22.90             30.27
 LIPPER GROWTH AVERAGE(5)     19.22               N/A

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

  NOTES TO CHARTS AND PERFORMANCE UPDATE
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 4% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero five years after the purchase of shares.

(4) Standard & Poor's 500(R) Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Lipper Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives, as calculated by Lipper Analytical Services -- an independent mutual fund ranking service.

(6) Lipper Growth Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends of the 30 largest qualifying funds in the growth investment objective.

(7) The Dow Jones Industrial Average, the most widely reported market indicator, reflects stock prices of 30 major companies worth about 25% of the total value of all stocks listed on the New York Stock Exchange.

-------------------------------------------------------------------------------
                         NEW ENGLAND CAPITAL GROWTH FUND
-------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Q. How did New England Capital Growth Fund perform in 1996?

[Photo of Scott Pape
and Bruce Ebel,
Loomis, Sayles
& Co., L.P.]

    The Fund's total return of 17.05% (Class A shares at net asset value) was right in line with the performance of the Lipper Growth Fund Index6, which gained 17.48% for the year, and not far behind the Lipper Growth Average5 of 19.22%. Meanwhile, the widely-followed large-cap indices -- the Dow Jones Industrial Average7 and the Standard & Poor's 500 Stock Index4 -- gained 28.84% and 22.90%, respectively. These strong returns by the major indices masked underperformance by the broader marketplace.

    In absolute terms, the Fund's 1996 total returns of 17.05%, 16.17% and 16.24% at net asset value for Class A, B and C shares, respectively, came on top of 1995's figure of 30.68% (Class A). In both cases, shareholders profited from a positive foundation for equities: a strong profit picture coupled with modest inflation. In addition, fairly stable interest rates favored investors through most of the year. Long-term rates began the year at around 6%, moved up briefly to the 7% range during the summer, and had settled back down to around 6% by the end of December.

    The U.S. economy was more vigorous than we expected, especially in the first two quarters. Later, a slowdown that we had anticipated began to materialize, as first-half growth of over 3% in the nation's Gross Domestic Product had shrunk to less than 2% by the third quarter. The market then grew defensive, favoring larger cap issues for their greater liquidity and lower risk potential. This shift drove the major large cap indices higher, creating relative underperformance in the rest of the marketplace.

Q. How did you manage the Fund this year?

    We took advantage of corporate earnings trends that tracked the economic pattern; higher first-half growth rates gave way to a slowdown in growth -- not a downturn -- later in the year. As a result, the market's leadership group became narrower, as investors were willing to pay more for those companies whose earnings met or exceeded expectations.

    The Fund benefited from this blue-chip trend because of its positions in General Electric, Coca Cola, Merck and Microsoft, all industry leaders and good examples of our long-standing strategy.

    Using a bottom-up approach, we look for America's premier companies: dominant well-managed concerns whose earnings potential should reward shareholders with above-average long-term returns. We make few assumptions about sectors; the Fund's industry allocation is chiefly the result of our stock selection process.

    Performance also benefited from our technology holdings, including positions in Cisco Systems, Oracle, Hewlett Packard and Intel. Strength in financial issues also favored the Fund. These interest rate sensitive companies did particularly well in the second half of the year, as rates began to fall. Our financial holdings included American International Group, First Bank Systems and MGIC. Two mergers also boosted performance: the acquisition of Duracell by Gillette and St. Jude Medical's purchase of Ventritex.

    We increased our defensive stance with a commitment to consumer staples -- health care, food and beverage and consumer products companies. Better than expected earnings from these less economically sensitive companies added value to the portfolio. Our focus on energy stocks was also beneficial, as an improved supply/demand balance led to a pickup in drilling and exploration, after years of underinvestment in this sector. Meanwhile, our exposure to emerging growth companies hampered performance. Although many of these fast-growing companies did well, their stock prices lagged as the market focus began to favor more established names.

    Late in the year we took profits in -- but did not eliminate -- some of our blue chips, where prices seemed overextended. We reinvested part of the proceeds into emerging companies like Amgen, Informix, Idexx Labs and Thermo Electron, which we judged to offer attractive growth prospects.


Q. What is your economic and investment outlook?

    For the next several months, the economy should continue to slow, putting pressure on profit growth. In a more sluggish environment, investors will probably be willing to pay a premium for companies with strong potential for earnings increases. Over the next six to 12 months, we believe interest rates will remain stable or decline.

    Historically, markets are not as strong following presidential elections. Also, the increase in stock prices over the last two years has pushed overall valuations to the high end of historical ranges, making stock selection even more important in 1997. Large cap stocks are unlikely to outrun the rest of the market again, a view which favors mid-cap and emerging growth companies.

    American companies continue to do a good job of bringing money to the bottom line. Productivity is up. U.S. firms have become more competitive globally; many are leaders in a wide range of industries, including semiconductors, medical devices, telecommunications products, software and semiconductor capital equipment.

    The cost of technology goods and services is declining steadily. Technology's share of the economy continues to grow -- it now represents 15% of GDP -- producing a disinflationary effect and a positive impact on productivity. Labor costs have increased slightly, but this rise is not unusual at this stage in the economic cycle. Thus, these costs present very little threat of future inflation.

Q. How have you positioned the Fund in light of these assumptions?

    We believe the Fund is well-positioned in view of our outlook for a more positive tone in the broader stock market. We are emphasizing consumer nondurables and have increased exposure to emerging growth stocks. We have also built a strong position in technology to take advantage of a long-term trend toward expanded spending in this area.

    Either a pickup in consumer spending, or an acceleration of economic activity abroad could counter our thesis of a slowing economy.

COMMON STOCK--99.6% OF TOTAL NET ASSETS

      SHARES        DESCRIPTION                                                     VALUE (A)
---------------------------------------------------------------------------------------------------
                    AEROSPACE--1.9%
            31,700  Boeing Co.  ...............................................  $   3,372,088
                                                                                 -------------
                    AIRLINES--0.9%
            75,000  Southwest Airlines  .......................................      1,659,375
                                                                                 -------------
                    APPAREL & TEXTILES--0.6%
            16,400  NIKE, Inc., Class B  ......................................        979,900
                                                                                 -------------
                    BANKS--1.8%
             6,400  Chase Manhattan Corp.  ....................................        571,200
            40,000  First Bank Systems, Inc.  .................................      2,730,000
                                                                                 -------------
                                                                                     3,301,200
                                                                                 -------------
                    BEVERAGES--2.8%
            54,000  Coca-Cola Co.  ............................................      2,841,750
            72,000  PepsiCo, Inc.  ............................................      2,106,000
                                                                                 -------------
                                                                                     4,947,750
                                                                                 -------------
                    BUSINESS SERVICES--11.2%
            30,000  ABR Information Services, Inc. (c)  .......................      1,181,250
            67,000  Automatic Data Processing, Inc.  ..........................      2,872,625
            80,000  Checkfree Corp. (c)  ......................................      1,370,000
            55,600  Cintas Corp.  .............................................      3,266,500
            50,000  Danka Business Systems (ADR) (d)  .........................      1,768,750
            87,600  First Data Corp.  .........................................      3,197,400
           100,250  Fiserv, Inc. (c)  .........................................      3,684,187
            49,000  Paychex, Inc.  ............................................      2,520,438
             3,750  Sykes Enterprises, Inc. (c)  ..............................        140,625
                                                                                 -------------
                                                                                    20,001,775
                                                                                 -------------
                    CHEMICALS--1.7%
            78,800  Monsanto Co.  .............................................      3,063,350
                                                                                 -------------
                    COMPUTER SOFTWARE & SERVICES--7.2%
            11,800  Computer Associates International, Inc.  ..................        587,050
            41,400  HBO & Co.  ................................................      2,458,125
            36,400  HNC Software, Inc. (c)  ...................................      1,137,500
           110,000  Informix Corp. (c)  .......................................      2,241,250
            47,000  Microsoft Corp. (c)  ......................................      3,883,375
            61,900  Oracle Systems Corp. (c)  .................................      2,584,325
                                                                                 -------------
                                                                                    12,891,625
                                                                                 -------------
                    CONGLOMERATES--1.3%
            58,300  Thermo Electron Corp. (c)  ................................      2,404,875
                                                                                 -------------
                    ELECTRICAL EQUIPMENT--2.6%
            46,500  General Electric Co.  .....................................      4,597,688
                                                                                 -------------
                    ELECTRONIC COMPONENTS--6.7%
            65,000  Glenayre Technologies, Inc. (c)  ..........................      1,401,563
            27,200  Intel Corp.  ..............................................      3,561,500
            60,000  LSI Logic Corp. (c)  ......................................      1,605,000
            25,000  Molex, Inc.  ..............................................        978,125
            64,500  Molex, Inc., Class A  .....................................      2,297,812
            41,200  Solectron Corp. (c)  ......................................      2,199,050
                                                                                 -------------
                                                                                    12,043,050
                                                                                 -------------
                    FINANCIAL SERVICES--2.4%
            37,500  Charles Schwab Corp.  .....................................      1,200,000
            40,000  MGIC Investment Corp.  ....................................      3,040,000
                                                                                 -------------
                                                                                     4,240,000
                                                                                 -------------
                    GAS & PIPELINE UTILITIES--0.5%
            21,900  Enron Corp.  ..............................................        944,438
                                                                                 -------------
                    HEALTH CARE-DRUGS--9.0%
            40,000  Abbott Laboratories  ......................................      2,030,000
            55,300  Amgen, Inc. (c)  ..........................................      3,006,937
            48,600  Biogen, Inc., (c)  ........................................      1,883,250
            15,200  Eli Lilly & Co.  ..........................................      1,109,600
            44,300  Johnson & Johnson  ........................................      2,203,925
            54,000  Merck & Co.  ..............................................      4,279,500
           230,000  Oncor, Inc. (c)  ..........................................        905,625
            65,000  Somatogen, Inc. (c)  ......................................        715,000
                                                                                 -------------
                                                                                    16,133,837
                                                                                 -------------
                    HEALTH CARE - MEDICAL TECHNOLOGY--5.1%
            45,000  Boston Scientific Corp. (c)  ..............................      2,700,000
            86,000  Idexx Laboratories (c)  ...................................      3,096,000
            49,200  Medtronic, Inc.  ..........................................      3,345,600
                                                                                 -------------
                                                                                     9,141,600
                                                                                 -------------
                    HEALTH CARE-SERVICES--3.8%
            71,700  Columbia/HCA Healthcare Corp.  ............................      2,921,775
            77,200  Healthsouth Corp. (c)  ....................................      2,981,850
            33,500  Phycor, Inc. (c)  .........................................        950,562
                                                                                 -------------
                                                                                     6,854,187
                                                                                 -------------
                    HOTELS & RESTAURANTS--4.6%
            31,600  Boston Chicken, Inc. (c)  .................................      1,133,650
            18,600  Circus Circus Enterprises, Inc. (c)  ......................        639,375
            20,000  Einstein Noah Bagel Corp. (c)  ............................        595,000
            65,000  Lone Star Steakhouse & Saloon (c)  ........................      1,738,750
            40,000  Primadonna Resorts, Inc. (c)  .............................        680,000
           120,100  Starbucks Corp. (c)  ......................................      3,437,862
                                                                                 -------------
                                                                                     8,224,637
                                                                                 -------------
                    HOUSEHOLD PRODUCTS--5.0%
            52,500  Duracell International, Inc.  .............................      3,668,437
            38,000  Gillette Co.  .............................................      2,954,500
             4,300  Kimberly-Clark Corp.  .....................................        409,575
            50,000  Newell Co.  ...............................................      1,575,000
             3,600  Procter & Gamble Co.  .....................................        387,000
                                                                                 -------------
                                                                                     8,994,512
                                                                                 -------------
                    INSURANCE--1.7%
            28,000  American International Group, Inc. (c)  ...................      3,031,000
                                                                                 -------------
                    LEISURE TIME--1.3%
            30,000  Eastman Kodak Co.  ........................................      2,407,500
                                                                                 -------------
                    MACHINERY--1.6%
            35,300  Illinois Tool Works, Inc.  ................................      2,819,588
                                                                                 -------------
                    MEDIA & ENTERTAINMENT--1.4%
             3,800  TCI Satellite Entertainment, Inc. (c)  ....................         37,525
            38,000  Tele-Communications, Inc.  (c)  ...........................        496,375
            28,500  Walt Disney Co.  ..........................................      1,984,313
                                                                                 -------------
                                                                                     2,518,213
                                                                                 -------------
                    METAL--0.2%
             8,400  Nucor Corp.  ..............................................        428,400
                                                                                 -------------
                    OFFICE EQUIPMENT & SUPPLIES--7.3%
            49,900  Cascade Communications Corp. (c)  .........................      2,750,738
            56,100  Cisco Systems, Inc. (c)  ..................................      3,569,362
            49,200  Hewlett-Packard Co.  ......................................      2,472,300
            60,000  Parametric Technology Corp. (c)  ..........................      3,082,500
            17,500  U.S. Robotics Corp. (c)  ..................................      1,260,000
                                                                                 -------------
                                                                                    13,134,900
                                                                                 -------------
                    OIL - INDEPENDENT PRODUCERS--2.4%
            60,100  Anadarko Petroleum Corp.  .................................      3,891,475
            14,800  Enron Oil & Gas Co.  ......................................        373,700
                                                                                 -------------
                                                                                     4,265,175
                                                                                 -------------
                    OIL - MAJOR INTEGRATED--0.3%
             7,000  Amoco Corp.  ..............................................        563,500
                                                                                 -------------

                    OIL SERVICES--2.3%
            31,100  Baker Hughes, Inc.  .......................................  $   1,072,950
            30,700  Rowan Companies (c)  ......................................        694,588
            23,500  Schlumberger, Ltd.  .......................................      2,347,062
                                                                                 -------------
                                                                                     4,114,600
                                                                                 -------------
                    RETAIL--0.2%
            18,900  Wal-Mart Stores, Inc.  ....................................        432,337
                                                                                 -------------
                    RETAIL - SPECIALTY--5.3%
           142,000  CUC International, Inc. (c)  ..............................      3,372,500
            49,000  Home Depot, Inc.  .........................................      2,456,125
           165,000  Petsmart, Inc. (c)  .......................................      3,609,375
                                                                                 -------------
                                                                                     9,438,000
                                                                                 -------------
                    TELECOMMUNICATION--4.5%
            17,600  MCI Communications  .......................................        575,300
            20,600  Paging Network, Inc. (c)  .................................        314,150
            37,800  PairGain Technologies, Inc. (c)  ..........................      1,150,537
            66,000  QUALCOMM, Inc. (c)  .......................................      2,631,750
            62,000  Tellabs, Inc. (c)  ........................................      2,332,750
            18,800  U.S. West Media Group (c)  ................................        347,800
            25,500  Worldcom, Inc. (c)  .......................................        664,594
                                                                                 -------------
                                                                                     8,016,881
                                                                                 -------------
                    TOBACCO--2.0%
            31,000  Philip Morris Companies, Inc.  ............................      3,491,375
                                                                                 -------------
                    Total Common Stock (Identified Cost $142,927,282)  ........    178,457,356
                                                                                 -------------
SHORT TERM INVESTMENT--0.9%

       FACE
      AMOUNT        DESCRIPTION                                                  VALUE (A)
------------------------------------------------------------------------------------------------
     $   1,687,909  Associates Corp. of North America 6.550%, 1/02/97 .........  $   1,687,909
                                                                                 -------------
                    Total Short Term Investment (Identified Cost $1,687,909)  .      1,687,909
                                                                                 -------------
                    Total Investments--100.5% (Identified Cost $144,615,191)
                    (b) .......................................................    180,145,265
                    Other assets less liabilities  ............................       (876,413)
                                                                                 -------------
                    Total Net Assets--100% ....................................  $ 179,268,852
                                                                                 =============

(a) See Note 1a.
(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $144,957,730 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .....................................  $  39,900,664
    Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value .....................................     (4,713,129)
                                                                                 -------------
    Net unrealized appreciation ...............................................  $  35,187,535
                                                                                 =============
(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

December 31, 1996

ASSETS
  Investments at value .......................................                    $180,145,265
  Receivable for:
    Fund shares sold .........................................                         134,741
    Dividends and interest ...................................                         149,436
    Foreign taxes ............................................                             142
  Unamortized organization expense ...........................                          13,860
  Prepaid registration expense ...............................                           8,000
                                                                                  ------------
                                                                                   180,451,444
LIABILITIES
  Payable for:
    Securities purchased .....................................      $905,532
    Fund shares redeemed .....................................        73,616
    Withholding Taxes ........................................           820
  Accrued expenses:
    Management fees ..........................................       114,582
    Deferred trustees' fees ..................................         8,917
    Accounting and administrative ............................         3,009
    Other expenses ...........................................        76,116
                                                                    --------
                                                                                     1,182,592
                                                                                  ------------
NET ASSETS ...................................................                    $179,268,852
                                                                                  ============
  Net Assets consist of:
    Capital paid in ..........................................                    $139,674,227
    Undistributed net investment loss ........................                          (7,492)
    Accumulated net realized gains ...........................                       4,072,043
    Unrealized appreciation on investments ...................                      35,530,074
                                                                                  ------------
NET ASSETS ...................................................                    $179,268,852
                                                                                  ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($141,326,111 divided by 7,332,937 shares of beneficial
  interest) ..................................................                          $19.27
                                                                                        ======
Offering price per share (100/94.25 of $19.27) ...............                          $20.45*
                                                                                        ======
Net asset value and offering price of Class B shares
  ($37,439,112 divided by 1,998,231 shares of beneficial
  interest) ..................................................                          $18.74**
                                                                                        ======
Net asset value and offering price of Class C shares
  ($503,629 divided by 26,870 shares of beneficial interest) .                          $18.74
                                                                                        ======
Identified cost of investments ...............................                    $144,615,191
                                                                                  ============

* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                           STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------

Year Ended December 31, 1996

INVESTMENT INCOME
  Dividends ...............................................                     $   1,131,596(a)
  Interest ................................................                           171,979
                                                                                -------------
                                                                                    1,303,575
  Expenses
    Management fees .......................................      $1,245,009
    Service fees - Class A ................................         333,455
    Service and distribution fees - Class B ...............         321,106
    Service and distribution fees - Class C ...............           5,079
    Trustees' fees and expenses ...........................          22,392
    Accounting and administrative .........................          36,732
    Custodian .............................................          81,770
    Transfer agent ........................................         509,969
    Audit and tax services ................................          35,000
    Legal .................................................          24,357
    Printing ..............................................          41,785
    Registration ..........................................          44,157
    Amortization of organization expenses .................          22,724
    Miscellaneous .........................................           8,218
                                                                -----------
  Total Expenses ..........................................                         2,731,753
                                                                                -------------
  Net investment loss .....................................                        (1,428,178)
                                                                                -------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on Investments - net ......................                        18,744,410
  Unrealized appreciation on Investments - net ............                         8,386,925
                                                                                -------------
  Net gain on investment transactions .....................                        27,131,335
                                                                                -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ................                     $  25,703,157
                                                                                =============

(a) Net of foreign taxes of:  $1,210

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------
                                                                    1995                   1996
                                                              ----------------       ----------------
FROM OPERATIONS
  Net investment loss ......................................      $ (1,037,488)          $ (1,428,178)
  Net realized gain on investments .........................        15,135,922             18,744,410
  Unrealized appreciation on investments ...................        19,442,310              8,386,925
                                                                  ------------           ------------
  Increase in net asset from operations ....................        33,540,744             25,703,157
                                                                  ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain on investments
    Class A ................................................        (7,789,254)           (14,938,405)
    Class B ................................................        (1,581,720)            (3,853,333)
    Class C ................................................           (14,547)               (66,669)
                                                                  ------------           ------------
                                                                    (9,385,521)           (18,858,407)
                                                                  ------------           ------------
  Increase in net assets derived from capital share
  transactions .............................................        14,743,856             22,332,195
                                                                  ------------           ------------
  Total increase in net assets .............................        38,899,079             29,176,945
NET ASSETS
  Beginning of the year ....................................       111,192,828            150,091,907
                                                                  ------------           ------------
  End of the year ..........................................      $150,091,907           $179,268,852
                                                                  ============           ============
UNDISTRIBUTED NET INVESTMENT LOSS
  Beginning of the year ....................................      $   (578,964)          $          0
                                                                  ============           ============
  End of the year ..........................................      $          0           $     (7,492)
                                                                  ============           ============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                   CLASS A
                               -------------------------------------------------------------------------------
                                  AUGUST 3(C)
                                    THROUGH                           YEAR ENDED DECEMBER 31,
                                  DECEMBER 31,      ----------------------------------------------------------
                                      1992             1993           1994            1995             1996

Net Asset Value, Beginning of
  Period ......................       $12.50            $14.23        $15.27           $15.02           $18.41
                                      ------            ------        ------           ------           ------
Income From Investment Operations
Net Investment Income (Loss) ..         0.02              0.00         (0.08)          (0.11)(b)         (0.14)(g)
Net Realized and Unrealized
  Gain (Loss) on Investments ..         1.84              1.12         (0.17)            4.74             3.22
                                      ------            ------        ------           ------           ------
Total From Investment Operations        1.86              1.12         (0.25)            4.63             3.08
                                      ------            ------        ------           ------           ------
Less Distributions
Dividends From Net Investment
  Income ......................        (0.02)             0.00          0.00             0.00             0.00
Distributions From Net Realized
  Capital Gains ...............        (0.11)            (0.08)         0.00            (1.24)           (2.22)
                                      ------            ------        ------           ------           ------
Total Distributions ...........        (0.13)            (0.08)         0.00            (1.24)           (2.22)
                                      ------            ------        ------           ------           ------
Net Asset Value, End of Period        $14.23            $15.27        $15.02           $18.41           $19.27
                                      ======            ======        ======           ======           ======
Total Return (%) (e) ..........         14.9              7.9          (1.6)            30.7             17.1
Ratio of Operating Expenses to
  Average
  Net Assets (%) (a) ..........         1.00(d)           1.23          1.63             1.61             1.50
Ratio of Net Investment Income
  (loss) to Average Net Assets (%)      0.74(d)          (0.03)        (0.45)           (0.67)           (0.71)
Portfolio Turnover Rate (%) ...           15                77            82               69               74
Average Commission Rate (f) ...         --              --             --             --            $   0.0509
Net Assets, End of Period (000)      $34,772           $98,735       $95,803         $123,504         $141,326

(a) The ratio of operating
    expenses to average net
    assets without giving
    effect to voluntary expense
    limitations would have been
    (%) .......................         2.20(d)           1.58         --             --                --
(b) Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.
(c) Commencement of Operations.
(d) Computed on an annualized basis.
(e) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(g) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                               CLASS B                                              CLASS C
               -----------------------------------------------------------------------  --------------------------------
                              SEPTEMBER 13(C)
                                 THROUGH                    YEAR ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                               DECEMBER 31,      -------------------------------------------------  --------------------------------
                                   1993               1994             1995             1996             1995             1996
                         --------------------  ---------------  ---------------  ---------------  ---------------  ---------------
Net Asset Value,
  Beginning of Period .           $14.79              $15.24         $14.89           $18.09           $14.89           $18.08
                                  ------              ------         ------           ------           ------           ------
Income From Investment
  Operations
Net Investment Income (Loss)        0.00               (0.08)         (0.16)(b)        (0.28)(g)        (0.09)(b)        (0.28)(g)
Net Realized and Unrealized
  Gain (Loss) on Investments        0.53               (0.27)          4.60             3.15             4.52             3.16
                                  ------              ------         ------           ------           ------           ------
Total From Investment
  Operations ...............        0.53               (0.35)          4.44             2.87             4.43             2.88
                                  ------              ------         ------           ------           ------           ------
Less Distributions
Distributions From Net
  Realized Capital Gains ...       (0.08)               0.00          (1.24)           (2.22)           (1.24)           (2.22)
                                  ------              ------         ------           ------           ------           ------
Total Distributions ........       (0.08)               0.00          (1.24)           (2.22)           (1.24)           (2.22)
                                  ------              ------         ------           ------           ------           ------
Net Asset Value, End of
  Period ...................      $15.24              $14.89         $18.09           $18.74           $18.08           $18.74
                                  ======              ======         ======           ======           ======           ======
Total Return(%)(e) .........         3.6                (2.3)          29.7             16.2             29.7             16.2
Ratio of Operating Expenses
  to Average Net Assets (%)(a)      2.29 (d)            2.38           2.36             2.25             2.36             2.25
Ratio of Net Investment
  Income (loss) to Average
  Net Assets (%) ...........       (1.15)(d)           (1.20)         (1.42)           (1.46)           (1.42)           (1.46)
Portfolio Turnover Rate (%)           77                  82             69               74               69               74
Average Commission Rate (f)           --                  --             --          $0.0509               --          $0.0509
Net Assets, End of
  Period (000) .............      $6,748             $15,390        $26,234          $37,439             $354             $504

(a) The ratio of operating
    expenses to average
    net assets without
    giving effect to
    voluntary expense
    limitations would
    have been(%) ...........        2.29 (d)              --             --               --               --               --
(b) Per share net investment income (loss) does not reflect the current period's reclassification of permanent differences between book and tax  basis net investment income (loss). See Note 1d.
(c) Commencement of Operations.
(d) Computed on an annualized basis.
(e) A contingent deferred sales charge is not reflected in total return calculations in the case of the Class B shares.
    Periods less than one year are not annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(g) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

December 31, 1996

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class C shares. The Fund commenced its public offering of Class B shares on September 13, 1993 and of Class C shares on December 30, 1994. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares do not pay front end or contingent deferred sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Funds is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

F. ORGANIZATION EXPENSE. Costs incurred in fiscal 1992 in connection with the Fund's organization and registration, amounting to approximately $75,980 in the aggregate, were paid by the Fund and are being amortized by the Fund based on projected annual average net assets over 60 months.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1996 were $127,630,050 and $120,311,228, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management L.P. ("NEFM") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Loomis Sayles & Company, L.P. at the rate of 0.60% of the first $25 million of the Fund's average daily net assets, 0.55% of the next $75 million and 0.50% of the next $100 million, 0.35% of the next $300 million and 0.300% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles & Company, L.P. are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). Fees earned by NEFM and Loomis Sayles & Company, L.P. under the management agreement in effect during the year ended December 31, 1996 are as follows:

FEES EARNED
----------
$362,750                             New England Funds Management, L.P.
$882,259                             Loomis Sayles & Company, L.P.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996 these expenses amounted to $36,732 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $379,627 as compensation for its services in that capacity.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $333,455 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1996 is $563,284.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $80,276 and $1,270 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1996, the Fund paid New England Funds $240,830 and $3,809 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1996 amounted to $566,294.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,203
Meeting Fee                                           $114/meeting
Committee Meeting Fee                                 $68/meeting
Committee Chairman Retainer                           $71/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1996 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1995                  DECEMBER 31, 1996
                                         -------------------------------    --------------------------------
CLASS A                                     SHARES            AMOUNT           SHARES            AMOUNT
----                                    --------------   ---------------   --------------   ---------------
Shares sold ..........................       1,535,548   $    27,180,134        1,203,520   $    23,479,369
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized gain         401,895         7,531,962          756,936        14,477,042
                                        --------------   ---------------   --------------   ---------------
                                             1,937,443        34,712,096        1,960,456        37,956,411
Shares repurchased ...................      (1,605,071)      (27,758,920)      (1,337,035)      (26,121,440)
                                        --------------   ---------------   --------------   ---------------
Net increase .........................         332,372   $     6,953,176          623,421   $    11,834,971
                                        --------------   ---------------   --------------   ---------------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1995                  DECEMBER 31, 1996
                                         -------------------------------    --------------------------------
CLASS B                                     SHARES            AMOUNT           SHARES            AMOUNT
----                                    --------------   ---------------   --------------   ---------------
Shares sold ..........................         486,105   $     8,582,384          567,615   $    10,820,271
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized gain          82,435         1,520,869          198,737         3,703,740
                                        --------------   ---------------   --------------   ---------------
                                               568,540        10,103,253          766,352        14,524,011
Shares repurchased ...................        (152,230)       (2,660,581)        (218,153)       (4,167,995)
                                        --------------   ---------------   --------------   ---------------
Net increase .........................         416,310   $     7,442,672          548,199   $    10,356,016
                                        --------------   ---------------   --------------   ---------------

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 1995                  DECEMBER 31, 1996
                                         -------------------------------    --------------------------------
CLASS C                                     SHARES            AMOUNT           SHARES            AMOUNT
----                                    --------------   ---------------   --------------   ---------------
Shares sold ..........................          19,788   $       352,389           21,535   $       414,964
Shares issued in connection with the
  reinvestment of:
  Distributions from net realized gain             772            14,201            3,454            64,268
                                        --------------   ---------------   --------------   ---------------
                                                20,560           366,590           24,989           479,232
Shares repurchased ...................            (997)          (18,582)         (17,682)         (338,024)
                                        --------------   ---------------   --------------   ---------------
Net increase .........................          19,563           348,008            7,307           141,208
                                        --------------   ---------------   --------------   ---------------
Increase derived from capital shares
  transactions .......................         768,245   $    14,743,856        1,178,927   $    22,332,195
                                        ==============   ===============   ==============   ===============

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of NEW ENGLAND CAPITAL GROWTH FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Capital Growth Fund ("the Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 7, 1997

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                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



---------------------    ---------------------
        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
---------------------    ---------------------

                  CG56-1296

[recycle symbol] Printed on Recycled Paper